Earnings Conference Call 1 Quarter 2008 April 24, 2008 Exhibit 99.2 st

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 19; (2) Exelon’s First Quarter 2008 Quarterly
Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I,
Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation, Exelon
Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company
(Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

Sustainable Value
• Continued strong financial and operating performance, and long-
term earnings growth driven by unregulated generation
• Largest, lowest-cost nuclear fleet in the US, all in competitive markets
• Executing regulatory recovery plan to put ComEd on a path toward appropriate returns and solid credit metrics
• Managing transition to competitive markets in Pennsylvania
• Increasingly strong cash flows and investment-grade balance sheet
• Alignment of and consistency between value return, hedging, capital structure and capital investment policies
• Well-positioned to capture growth opportunities consistent with Low
Carbon Energy Strategy
Exelon is uniquely positioned to create sustainable value

$0.91
$0.73
$0.19
$0.15
$0.07
$0.01
2007 2008
Exelon Operating EPS
$0.93
Exelon’s decrease in Q1 2008 earnings was driven by lower earnings at Generation, as expected, and PECO, partially offset by higher earnings at ComEd
HoldCo/Other
ExGen
PECO
ComEd
1st Quarter (Q1)
Refer to Earnings Release Attachments for additional details on Q1 earnings and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS.
$1.02 GAAP EPS $0.88
$1.07

Exelon Generation Operating EPS
Contribution
1Q08
$0.91
$0.73
Key Drivers – Q1 ’08 vs. Q1 ’07*
Nuclear outages
Realized losses in NDTs related to
tax planning
2007 PJM settlement
Higher wholesale margins
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

Key Drivers – Q1 ’08 vs. Q1 ’07*
Increased transmission revenues
(2007 Transmission Rate Case)
Weather
Illinois Distribution Tax refund
Interest expense
ComEd Operating EPS Contribution
$0.01
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.07
1Q08

ComEd Rate Case Update
Comparison of ComEd’s informational revenue increase of $314 million to ICC Staff recommendation of $269 million:
(5) $6,707 $6,753 Rate Base
(3) 344 347 Depreciation and Amortization
$(45) Difference in Revenue Increase
(6) 652 658 Other O&M Expenses
(8) 331 339 A&G Expenses
$(23)
10.30% ROE /
45.04% Equity
10.75% ROE /
45.04% Equity ROE/Cap Structure
Impact on
Revenue
Increase
ICC Staff
Rebuttal
Testimony
(4/10/08)
ComEd
Surrebuttal
Testimony
(4/21/08)
(1)
($ in millions)
(1) Filed for informational purposes by ComEd and reflects impacts of Staff/ComEd stipulation and certain other positions to which ComEd will not object. If the Illinois Commerce Commission does not accept the stipulation, ComEd’s requested increase in revenue requirement would be $345 million.
(Docket No. 07-566)

1Q08
PECO Operating EPS Contribution
Key Drivers – Q1 ’08 vs. Q1 ’07*
Scheduled CTC amortization
Weather
Uncollectible accounts expense
$0.19
$0.15
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

2008 Outlook
2008
(1)
$0.55 - $0.60
$3.15 - $3.45
$4.00 - $4.40
$0.35 - $0.40
2008 EPS Guidance
(1)
Operating EPS: $4.00 - $4.40
GAAP EPS: $3.70 - $4.10
ComEd
PECO
Exelon Generation
HoldCo/Other ~$(0.10)
Exelon
(1) Operating Company ranges do not add to Exelon guidance of $4.00 - $4.40/share due to rounding.
Key Drivers 2007 – 2008
Market conditions
Nuclear volume
Inflationary pressures
PECO CTC amortization
Weather
Load growth
ComEd transmission settlement
ComEd distribution rate case
We are reaffirming FY08 EPS guidance of $4.00 to $4.40 and expect Q2 earnings to be
22% to 25% of full year earnings

10 Appendix

Market Price Snapshot
As of March 31, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak
Forward Prices
PJM-West On-Peak Implied Heat Rate Ni-Hub On-Peak Implied Heat Rate
2009
2010
2010
2009
2009 PJM-West
2010 PJM-West
2010 Ni-Hub
2009 Ni-Hub
2009
2010
7.7
8.2
8.7
9.2
9.7
10.2
4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08
57
62
67
72
77
82
87
92
4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08
8.84
9.04
9.24
9.44
9.64
9.84
10.04
10.24
10.44
4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08
7
7.2
7.4
7.6
7.8
8
8.2
8.4
8.6
8.8
4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08

Market Price Snapshot
2009
2010
2009
2010
As of March 31, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
2009
2010
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North ATC Forward Prices
ERCOT North ATC v. Houston Ship Channel
Implied Heat Rate
7.1
7.6
8.1
8.6
9.1
9.6
4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08

4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08
7.5
7.7
7.9
8.1
8.3
8.5
8.7
4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08

GAAP EPS Reconciliation
$1.02 ($0.01) $0.19 $0.01 $0.83 Q1 2007 GAAP Earnings (Loss) Per Share
$1.07 ($0.04) $0.19 $0.01 $0.91 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.01 - - - 0.01 Settlement of a tax matter at Generation related to Sithe
0.01 - - - 0.01 Sale of Generation's investments in TEG and TEP
0.03 0.03 - - - Investments in synthetic fuel-producing facilities
(0.10) - - - (0.10) Mark-to-market adjustments from economic hedging activities
Exelon Other (1) PECO (1) ComEd (1) ExGen (1) Three Months Ended March 31, 2007
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS.
$0.88 $0.00 $0.15 $0.07 $0.66 Q1 2008 GAAP Earnings (Loss) Per Share
$0.93 $(0.02) $0.15 $0.07 $0.73 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.07) - - - (0.07) 2007 Illinois Electric Rate Settlement
0.08 0.02 - - 0.06 Mark-to-market adjustments from economic hedging activities
(0.06) - - - (0.06) Unrealized gains and losses related to nuclear decommissioning trust funds
Exelon Other (1) PECO (1) ComEd (1) ExGen (1) Three Months Ended March 31, 2008